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                                                                EXHIBIT 99.14



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.


              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-3
              ---------------------------------------------------

                Monthly Period:                  3/1/00 to
                                                 3/31/00
                Distribution Date:               4/17/00
                Transfer Date:                   4/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                              Class A                                $5.29153
                              Class B                                $5.44653
                              CIA                                    $5.84264

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                              Class A                                $5.29153
                              Class B                                $5.44653
                              CIA                                    $5.84264

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-3
Page 2

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              CIA                                      $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the
        Certificates
                              Class A                            $77,789,986.61
                              Class B                             $7,024,706.44
                              CIA                                 $8,924,831.92
                                                          ---------------------
                              Total                              $93,739,524.97

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed during
              the Monthly Period which were allocated in
              respect of the Certificates
                              Class A                             $7,796,220.31
                              Class B                               $704,025.82
                              CIA                                   $894,459.04
                                                          ---------------------
                              Total                               $9,394,705.17

        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $7,796,220.31


        (c1)  Principal Funding Investment Proceeds
              (to Class B)                                                $0.00
        (c2)  Withdrawals from Reserve Account
              (to Class B)                                                $0.00
              Class B Available Funds                                704,025.82


        (d1)  Principal Funding Investment Proceeds
              (to CIA)                                                    $0.00
        (d2)  Withdrawals from Reserve Account
              (to CIA)                                                    $0.00
              CIA Available Funds                                    894,459.04

        (e1)  Total Principal Funding Investment
              Proceeds                                                     0.00
        (e2)  Investment Earnings on deposits to
              Reserve Account                                             $0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-3
Page 3

    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $36,401,753,059.56

        (b)   Invested Amount as of the last day of the
              preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)
                              Class A                           $500,000,000.00
                              Class B                            $45,180,000.00
                              CIA                                $57,230,000.00
                                                          ---------------------
                              Total                             $602,410,000.00

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph 3(b)
              above as a percentage of the aggregate
              amount of Principal Receivables as of the
              Record Date set forth in paragraph 3(a)
              above
                              Class A                                     1.374%
                              Class B                                     0.124%
                              CIA                                         0.157%
                                                                          ------
                              Total                                       1.655%

        (d)   During the Amortization Period: The
              Invested Amount as of _______ (the last
              day of the Revolving Period)
                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above
                              Class A                                     0.000%
                              Class B                                     0.000%
                              CIA                                         0.000%
                                                                          ------
                              Total                                       0.000%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-3
Page 4

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $429,919,820.18
        (b)   65 - 94 days                                      $308,515,296.32
        (c)   95 - 124 days                                     $259,370,109.95
        (d)   125 - 154 days                                    $229,194,360.22
        (e)   155 - 184 days                                    $213,948,592.85
        (f)   185 or more days                                            $0.00
                                                                          -----
                              Total                           $1,440,948,179.52

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")
                              Class A                             $2,048,709.35
                              Class B                               $185,005.59
                              CIA                                   $235,048.08
                                                                    -----------
                              Total                               $2,468,763.02

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                              -----------------
                              Total                                       $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-3
Page 5

        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the Class B
              Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                               ----------------
                              Total                                       $0.00

    7.  Investor Servicing Fee
        ----------------------

        (a)   The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for
              the Monthly Period
                              Class A                               $625,000.00
                              Class B                                $56,475.00
                              CIA                                    $71,537.50
                                                                     ----------
                              Total                                 $753,012.50


    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA and Class B
              Principal Collections applied in respect of
              Interest Shortfalls, Investor Default Amounts
              or Investor Charge-Offs for the prior month.
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                                          -----
                              Total                                       $0.00

    9.  CIA Invested Amount
        (a)   The amount of the CIA Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month          $57,230,000.00

        (b)   The Required CIA Invested Amount as of the
              close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $57,230,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-3
Page 6

    10. The Pool Factor
        ---------------
        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                              Total                                  1.00000000

    11. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              13.80%

    12. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     8.22%


C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.    Accumulation Period

        (a)   Accumulation Period commencement date                  05/01/2002

        (b)   Accumulation Period Length (months)                         1

        (c)   Accumulation Period Factor                               8.80

        (d)   Required Accumulation Factor Number                         8

        (e)   Controlled Accumulation Amount                $602,410,000.00

        (f)   Minimum Payment Rate (last 12 months)                  14.06%


        2.    Principal Funding Account
              -------------------------

              Beginning Balance                                           $0.00
                 Plus: Principal Collections for related Monthly
                       Period from Principal Account                      $0.00
                 Plus: Interest on Principal Funding Account
                       Balance for related Monthly Period                 $0.00

                 Less: Withdrawals to Finance Charge Account              $0.00
                 Less: Withdrawals to Distribution Account                $0.00
                                                                ---------------
              Ending Balance                                              $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-3
Page 7

    3.  Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for
              the previous Monthly Period                                 $0.00

        Less: The amount deposited into the Principal
              Funding Account for the Previous Monthly
              Period                                                      $0.00

              Accumulation Shortfall                                      $0.00
                                                          ---------------------
              Aggregate Accumulation Shortfalls                           $0.00


    4.  Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                              $0.00

        Less: Principal Funding Investment Proceeds                       $0.00
                                                          ---------------------
              Principal Funding Investment Shortfall                      $0.00
                                                          ---------------------


D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis
        ---------------------------------

        (a)   Required Reserve Account Amount percentage                0.00000%

        (b)   Required Reserve Account Amount ($)
              (0.5% of Invested Amount or other
              amount designated by Transferor)                            $0.00

        (c)   Required Reserve Account Balance after effect
              of any transfers on the Related Transfer Date               $0.00

        (d)   Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                 $0.00


    2.  Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to
        the Finance Charge Account on the Related Transfer
        Date                                                              $0.00

    3.  Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the related Transfer Date (1(d) plus 2 above)                      0.00

    4.  The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related
        Monthly Period                                                     4.89%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By:  /s/ Tracie Klein
                                      ---------------------------------
                                      Tracie Klein
                                      First Vice President